THIS AGREEMENT CONTAINS CONFIDENTIAL TERMS WHICH HAVE BEEN OMITTED
        AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                LICENSE AGREEMENT
                                     between
                                   IOMED, INC.
                                       and
                     UNIVERSITY OF UTAH RESEARCH FOUNDATION





                                                          TABLE OF CONTENTS

                Article No..................................................................................................Page No.
                  1.  DEFINITIONS................................................................................................2
                  2.  GRANT......................................................................................................3
                  3.  ROYALTIES..................................................................................................4
                  4.  CONFIDENTIALITY............................................................................................4
                  5.  BOOKS AND RECORDS..........................................................................................5
                  6.  LIFE OF THE AGREEMENT......................................................................................5
                  7.  TERMINATION BY LICENSOR....................................................................................6

                    B.   DISPOSITION OF PRODUCTS ON HAND UPON TERMINATION........................................................6
                    9.   PATENT PROSECUTION AND MAINTENANCE......................................................................7
                   10.   WARRANTY BY LICENSOR....................................................................................8
                   11.   AFFIRMATIONS BY LICENSOR................................................................................9
                   12.   PRIOR AGREEMENTS.......................................................................................10
                   13.   INFRINGEMENT..........................................................................................@10
                         WAIVER................................................................................................@11
                   15.   ASSIGNABILITY.........................................................................................@12
                   16.   INDEMNITY..............................................................................................12
                   17.   LATE PAYMENTS.........................................................................................@12
                   18.   NOTICES................................................................................................12
                   19.   FOREIGN LAWS..........................................................................................@13
                   20.   GOVERNING LAWS........................................................................................@14
                   21.   MISCELLANEOUS.........................................................................................@14

                                LICENSE AGREEMENT

         This LICENSE AGREEMENT is made and is effective as of October 1, 1992 (the "Effective Date") by and between the UNIVERSITY OF UTAH RESEARCH FOUNDATION, having a principal place of business at 421 Wakara Way, Suite 170, Salt Lake City, UT, 84108, hereinafter referred to as "LICENSOR", and IOMED, INC., having a principal place of business at 1290 West 2320 South, Suite A, Salt Lake City, UT 84119, hereinafter referred to as "LICENSEE".

                              W I T N E S S E T H:

         WHEREAS, certain inventions, as listed in Exhibit "All and hereinafter collectively referred to as "the Inventions", were made in the course of research at the University of Utah by **** and are covered by LICENSORIS PATENT RIGHTS as defined below;

         WHEREAS, LICENSOR is desirous that the Inventions be developed and utilized to the fullest extent so that the benefits can be enjoyed by the general public; and

         WHEREAS, LICENSOR and LICENSEE (hereinafter "the Parties") are party to several agreements covering the Inventions dated ****, and the Parties wish to terminate those agreements and to replace them with an agreement which better suits the needs of their relationship;

         NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the parties, as follows:

                                 1. DEFINITIONS

         1.1 "LICENSORIS PATENT RIGHTS", as used herein, means patent rights to any subject matter contained in the invention disclosures listed in Exhibit A and claimed in or covered by the pending or issued U.S. and/or foreign patents and applications recited in Exhibit "Bl' assigned to LICENSOR; any continuing or divisional applications thereof assigned to LICENSOR; and any patents issuing on said applications, continuing or divisional applications including reissues assigned to LICENSOR.

         1.2 "PRODUCTS" as used herein shall mean power supply units and electrode kits for iontophoretic drug delivery; Utah Artificial Arms and ProControls where such products are manufactured by or where such products are manufactured for LICENSEE to LICENSEE'S design and specifications, whether Covered By LICENSOR'S PATENT RIGHTS or not.

         1.3 "...Covered By...", as used herein, means PRODUCTS that when made, used, or sold would constitute, but for the license 2 granted to LICENSEE pursuant to this Agreement, an infringement of any claim or claims of LICENSOR'S PATENT RIGHTS.

         1.4 --NET SALES", as used herein, means sales revenue received by LICENSEE for "PRODUCTS" sold by LICENSEE ****.

                                    2. GRANT

         2.1 LICENSOR hereby grants to LICENSEE an exclusive license under LICENSORIS PATENT RIGHTS to make, have made, use, and sell PRODUCTS throughout the world where LICENSOR may lawfully grant such a license.

         2.2 LICENSEE shall have full and exclusive right to all LICENSOR'S PATENT RIGHTS with right to sell, sublicense or crosslicense under any terms to any party with no consideration due to LICENSOR except as specifically set forth in Paragraphs 3.1 and 3.2.

         2.3  LICENSEE  agrees  to  provide  LICENSOR  with  copies  of all such
sublicenses  or  cross-licenses,   and  LICENSOR  agrees  to  keep  such  copies
confidential per Paragraph 4.

         2.4 Pursuant to Paragraph 2.2, LICENSOR further agrees that LICENSEE may specifically enter into a royalty-free cross-licensing agreement covering any or all of the LICENSOR'S PATENT RIGHTS with ****.

         2.5 Should this Agreement terminate for whatever reason, LICENSOR agrees to negotiate in good faith with any sublicensee or cross-licensee per Paragraph 2.2 or 2.3 in order for a continuation of its rights on terms and conditions similar to those granted LICENSEE. 2.6 LICENSOR reserves the right to use the Inventions for educational and research purposes at the University of Utah.

                                  3. ROYALTIES

         3.1 As consideration for this license, LICENSEE shall pay to LICENSOR an earned royalty of **** of NET SALES for the life of this Agreement. All monies due to LICENSOR shall be payable in United States funds. Royalties accruing to LICENSOR shall be paid to LICENSOR within Forty-Five (45) Days following the calendar quarter in which NET SALES are made.

         3.2 ****.

                               4. CONFIDENTIALITY

         4.1 LICENSEE acknowledges that LICENSOR is subject to the Utah Govermental Records Access and Management Act (GRAMA) and that pursuant to GRAMA, confidential information of LICENSEE dis- closed to LICENSOR must be in written or other tangible form and 4 appropriately marked as proprietary. In addition a claim stating the reasons supporting such business confidentiality must also accompany the confidential information (Utah Code Annotated 63-2-308). LICENSOR agrees to keep such confidential information confidential to the extent allowable under the applicable law.


                              5. BOOKS AND RECORDS

         5.1 LICENSEE shall keep books and records accurately showing all PRODUCTS manufactured, used, or sold under the terms of this Agreement. Such books and records shall be open to inspection by representatives or agents of LICENSOR at reasonable times and after reasonable advance notice, for the purpose of verifying the accuracy of the quarterly reports and the royalties due or paid.

         5.2 The fees and expenses of the representatives performing such an examination shall be borne by LICENSOR. 5.3 These books and records required herein shall be preserved for at least Five (5) Years from the date of the royalty payment to which they pertain.

                            6. LIFE OF THE AGREEMENT

         6.1 This Agreement shall be in full force and effect from the Effective Date and shall remain in effect until September 30, 2007; unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement. After September 30, 2007, LICENSEE shall have a fully paid-up 5 license to practice LICENSOR'S PATENT RIGHTS pursuant to Article 2 without any further consideration to LICENSOR.

                           7. TERMINATION BY LICENSOR

         7.1 It is expressly agreed that if LICENSEE should fail to make any payment at the time that the same should be due or if LICENSEE should violate or fail to perform any material covenant, condition, or undertaking- of this Agree@.;,ient on its part to be performed hereunder, then and in such event LICENSOR may give written notice of such default to LICENSEE. If LICENSEE should fail to repair such default within Sixty (60) Days of such notice or, in the alternative, to request Arbitration in accordance with the rules of the American Arbitration Association, LICENSOR shall have the right to terminate this Agreement and the license granted herein-by written notice to LICENSEE. Upon such notice of termination, this Agreement shall automatically terminate. Such termination shall not relieve LICENSEE of its obligation to pay any royalty due or owing at the time of such termination and shall not impair any accrued right of LICENSOR. LICENSEE shall pay all attorney's fees and costs incurred by LICENSOR in enforcing any obligation of LICENSEE or accrued right of LICENSOR after termination.

             8.     DISPOSITION OF PRODUCTS ON HAND UPON TERMINATION

         8.1 Upon termination of this Agreement by LICENSOR., LICEN- SEE shall provide LICENSOR with a written inventory of all PRODUCTS in process of manufacture, in use or in stock and shall have the privilege of disposing of such PRODUCTS, but not more, within a period of Ninety (90) Days, provided, however, that LICENSEE shall pay royalties thereon and shall render reports thereon in the manner herein provided.

                     9. PATENT PROSECUTION AND MAINTENANCE

           9.1 LICENSEE shall diligently prosecute and maintain LICENSOR'S PATENT RIGHTS usingfcounsel of its choice and after due consultation with LICENSOR. LICENSEE shall provide LICENSOR with copies of all relevant documentation so that LICENSOR may be informed and apprised of the continuing prosecution, and LICENSOR agrees to keep this documentation confidential to the extent allowable under the law.

             9.2 Pursuant to Paragraph 9.1 above LICENSEE shall be able .to exercise sole and reasonable judgment in its decisions regarding the prosecution and maintenance of LICENSOR'S PATENT RIGHTS. Should LICENSEE decide to abandon the prosecution, maintenance or reinstatement of LICENSOR'S PATENT RIGHTS, it shall notify LICENSOR of such decision within Forty Five
  (45) Days of any applicable deadline. LICENSOR shall then have the opportunity to take over such prosecution, maintenance or reinstatement at its own expense. LICENSEE shall have no further rights in any patents on which LICENSOR takes over the prosecution, maintenance or reinstatement unless LICENSEE requests such rights and reimburses LICENSOR for costs incurred.

         9.3 Subject to Paragraphs 9.1 and 9.2, LICENSEE agrees to pay all costs and legal fees incurred for the prosecution, maintenance, defense, reinstatement and taxes for such patents. LICENSOR agrees to reimburse LICENSEE for **** of such reasonable costs in excess of **** per year. Such reimbursements shall not exceed **** in any one year. Such reimbursements may be offset against earned royalty payments due LICENSOR, ****. Such reimbursement shall be on a pro rata basis for any partial year this Agreement is in effect.

                            10. WARRANTY BY LICENSOR

         10.1 LICENSOR warrants that it has the lawful right to grant this license.

         10.2 LICENSOR makes no express or implied warranties of merchantability or fitness of the Inventions for a particular purpose.

         10.3       Nothing in this Agreement shall be construed as:

                    (a) a warranty or representation by LICENSOR as to the validity or scope of any LICENSOR'S PATENT RIGHTS; or

                    (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

                    (c) an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided herein; or 8 (d) conferring by implication, estoppel or otherwise any license or rights under any patents of LICENSOR other than LICENSOR'S PATENT RIGHTS as defined herein.


                          11. AFFIRMATIONS BY LICENSOR

         11.1 LICENSOR affirms that to the best of its knowledge, other than what has already been disclosed to LICENSEE per Exhibit "D", no invention disclosures have been made to LICENSOR or the University of Utah Technology Transfer Office, patents or patent applications pending relating to the PRODUCTS to which LICENSEE may have certain rights under the agreements dated ****.

         11.2 If LICENSOR becomes aware of any new invention disclosures with creation dates prior to the Effective Date of this Agreement which LICENSEE may have had rights to under the agreements referred to in Paragraph 11.1, LICENSOR shall inform LICENSEE of such inventions. LICENSEE shall have Forty Five (45) days to inform LICENSOR that it wants to include the rights to such inventions in this Agreement.

         11.3 Provided that this Agreement is currently in effect and remains in effect for Fifteen (15) Years ending September 30, 2007, LICENSOR affirms the assignment of any patents listed in Exhibit B.


                              12.      PRIOR AGREEMENTS


         12.1 The Parties agree to the following:

           (a)    ****;

           (b) This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings either oral or written between the parties relating to the subject matter hereof.

                                13. INFRINGEMENT

         13.1 In the event that LICENSEE or LICENSOR learn of infringement of any of LICENSOR'S PATENT RIGHTS licensed under this Agreement, they shall call such infringement to the attention of the other party thereto in writing and shall provide the other party with evidence of such infringement. LICENSOR and LICENSEE shall cooperate and shall then attempt to terminate such in fringement. In the event the Parties fail to abate the infringing activity within Ninety
(90) Days, LICENSEE or LICENSOR may bring suit for patent infringement, naming the other as nominal party plaintiff.

         13.2 Any legal action as is brought shall be at the expense of the party by whom suit is filed, hereinafter referred to as the Litigating Party. Any damages or costs recovered by the Litigating Party in connection with TDluch infringement, after first reimbursing it for its costs and expenses of the lawsuit, shall be equally divided between LICENSEE and LICENSOR except where LICENSEE is the Litigating Party. In that case LICENSOR shall receive a royalty per this Agreement from such damages and costs recovered with LICENSEE retaining the remainder.

         13.3 LICENSEE and LICENSOR agree to cooperate with the other in litigation proceedings instituted hereunder but at the expense of the Litigating Party. Such litigation shall be controlled by the Litigating Party. LICENSOR or LICENSEE at their own expense, may be represented by counsel of their choice pursuant to any suit brought by the Litigating Party.

                                   14. WAIVER

         14.1 It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

                                15. ASSIGNABILITY

         15.1 This Agreement is binding upon and shall inure to the benefit of LICENSOR, its successors and assigns, but shall be personal to LICENSEE and assignable by LICENSEE only with the written consent of LICENSOR; provided, however, that LICENSEE, without consent, may assign or sell the same in connection with the transfer or sale of all or substantially all of its business relating- to its interest in LICENSOR'S PATENT RIGHTS as d-efin(@d herein or in the event of merger or consolidation with another company.

                                  16. INDEMNITY

         16.1 LICENSEE agrees to indemnify, hold harmless and defend LICENSOR, its officers, employees, and agents, against any and all claims, suits, losses, damage, costs, fees and expenses resulting from or arising out of exercise of this license.

                                17. LATE PAYMENTS

         17. 1 In the event royalty payments or f ees are not -received by LICENSOR when due, LICENSEE shall pay to LICENSOR interest charges at the rate of **** on the total royalties or fees due for the reporting period.

                                   18. NOTICES

         18.1 Any payment, notice or other communication required or permitted to be given to either party hereto shall be deemed to have been properly given and to be effective: (a) on the date of delivery if delivered in person; or (b) on the date of delivery if delivered by courier, express mail service or first-class certified mail. Such notice shall be sent or delivered to the respective address given below, or to such other address as it shall designate by written notice given to the other party as follows:

         In the case of LICENSEE:

                           IOMED, INC.
                           Attention: President
                           1290 West 2320 South, Suite A Salt Lake City UT 84119


         In the case of LICENSOR:

                           UNIVERSITY OF UTAH TECHNOLOGY TRANSFER OFFICE 421 Wakara Way, Suite 170 Salt Lake City, UT 84108



                                19. FOREIGN LAWS

         19.1 LICENSEE agrees to register this Agreement when re- quired by local/national law, to pay all costs and legal fees connected therewith, and to otherwise insure that the local/ national laws affecting this Agreement are fully satisfied. 19.2 LICENSEE further agrees to insure compliance with all appropriate U.S. laws dealing with the export of technology or technical information.

                               20. GOVERNING LAWS

         20.1 This Agreement shall be interpreted and construed in accordance with the laws of the State of Utah.

                                21. MISCELLANEOUS

         21.1 The headings of the several sections are inserted for Convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. 21.2 This Agreement will not be binding upon the parties until it has been signed hereinbelow by or on behalf of each party, in which event, it shall be effective as of the date first above written.

         21.3 No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed as aforesaid.

         21.4 In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

         IN WITNESS WHEREOF, both LICENSOR and LICENSEE have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

         IOMED, INC.                                    UNIVERSITY OF UTAH
                                                        RESEARCH FOUNDATION

         By: /s/ Ned M. Weinshenker                     By: /s/ Richard K. Koehn
         (Signature)                                    (Signature)

         Name: Ned M. Weinshenker                       Name: Richard K. Koehn
         (Please Print)
         Title President                                Title: President
         Date:                                          Date: